UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 4, 2010

THE MACERICH COMPANY

(Exact Name of Registrant as Specified in Charter)

MARYLAND	1-12504	95-4448705
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

401 Wilshire Boulevard, Suite 700, Santa Monica, California 90401

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code  (310) 394-6000

N/A

(Former Name or Former Address, if Changed Since Last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01       OTHER EVENTS.

The Company issued a press release on February 4, 2010 announcing that its Board of Directors declared a quarterly dividend on the Company’s common stock and such press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

Listed below are the financial statements, pro forma financial information and exhibits furnished as part of this report:

(a), (b) and (c) Not applicable.

(d) Exhibits.

Exhibit Index attached hereto and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Macerich Company has duly caused this report to be signed by the undersigned, hereunto duly authorized, in the City of Santa Monica, State of California, on February 5, 2010.

THE MACERICH COMPANY

By: THOMAS E. O’HERN

/s/ Thomas E. O’Hern
Senior Executive Vice President,
Chief Financial Officer
and Treasurer

EXHIBIT INDEX

EXHIBIT
NUMBER	NAME

99.1	Press Release dated February 4, 2010